Exhibit 10.2

FORM OF AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of [_______], 2020 (the “Effective Date”), is entered into by and among ReWalk Robotics Ltd., a company organized under the laws of the State of Israel (the “Company”), and the Purchasers identified on the signature page hereto.

WHEREAS, the Company and the Purchasers have previously entered into that certain Securities Purchase Agreement, dated as of February 5, 2020 (the “Securities Purchase Agreement”), pursuant to which the Company agreed to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, agreed to purchase from the Company, Class A Units or Class B Units as set forth in the signature page of such Purchaser thereto;

WHEREAS, the Company and the Purchasers desire to amend the Securities Purchase Agreement;

WHEREAS, capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Securities Purchase Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Amendment to the Securities Purchase Agreement. As of the Effective Date:

(a) Section 4.13 of the Securities Purchase Agreement is hereby amended by deleting such section in its entirety and replacing with the following:

“4.13 Reserved.”

3. Date of Effectiveness. This Amendment will become effective as of the date first written above when the Company shall have received counterparts of this Amendment duly executed and delivered by the parties hereto (the “Effective Date”).

2. Continuing Effect. Except as expressly modified and amended herein, all of the terms and conditions of the Securities Purchase Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Securities Purchase Agreement or as a waiver of or consent to any further or future action on the part of any party that would require the waiver or consent of another party. On and after the Effective Date, each reference in the Securities Purchase Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Securities Purchase Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Securities Purchase Agreement, will mean and be a reference to the Securities Purchase Agreement as amended by this Amendment

3. Representations and Warranties. Each Purchaser hereby represents and warrants to the Company, severally, but not jointly, and each Company hereby represents and warrants to the Purchaser, that (i) it has the full right, power and authority to enter into this Amendment and to perform its obligations hereunder and under the Securities Purchase Agreement as amended by this Amendment, and (ii) the execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such party, and the delivery of this Amendment by such party, have been duly authorized by all necessary action on the part of such party; and (iii) this Amendment has been executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws and equitable principles related to or affecting creditors’ rights generally or the effect of general principles of equity.

4. Counterparts; Choice of Law. This Amendment may be executed in several identical counterparts all of which shall constitute one and the same instrument. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

5. Further Assurances. Each of the parties hereto shall execute and deliver, at the reasonable request of the other party hereto, such additional documents, instruments, conveyances and assurances and take such further actions as such other party may reasonably request to carry out the provisions hereof and give effect to the transactions contemplated by this Amendment.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year written above.

THE COMPANY:

REWALK ROBOTICS LTD.

By:
Name:
Title:

[Company Signature Page to the Amendment to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year written above.

PURCHASER:

By:
Name:
Title:

[Purchaser Signature Page to the Amendment to Securities Purchase Agreement]